Community Trust Bancorp, Inc.®

Investor Presentation

NASDAQ: CTBI

www.ctbi.com

Sandler O'Neill Conference
November 13, 2008



CAUTIONARY STATEMENT

Information provided herein by the Corporation contains "forward-looking" information. The Corporation cautions that any forward-looking statements made by the Corporation are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to the Corporation's 2007 Annual Report on Form 10-K Part I, Item 1. for additional information.

Organizational History
"Over a Century of Service"

1903	The Pikeville National Bank founded
1936	Pikeville National Bank & Trust Co. incorporated
1981	Formed Pikeville National Corporation
1987-2005	Acquired 14 banks and purchased 17 branches
1997	Changed name to Community Trust Bancorp, Inc.
1997-2002	Merged all banks into lead bank--Community Trust Bank, Inc.
Presently	Two operational subsidiaries

Organizational Structure


Community Trust Bancorp, Inc.
Pikeville, Kentucky
Community Trust Bank, Inc.
Pikeville, Kentucky
Community Trust and Investment Company
Lexington, Kentucky

- Community Trust Bank, Inc.
  - Regional market structure provides synergies
- Community Trust and Investment Company
  - Assets under management $1 billion
  - Includes CTB investment portfolio of $324 million

Financial data as of September 30, 2008

Our Banking Franchise



Russell
Georgetown
Flemingsburg
Ashland
Huntington
Frankfort
Mount Sterling
Fort Gay
Hamlin
Summersville
Versailles
Lexington
Winchester
Harrodsburg
Richmond
Williamson
Danville
Berea
Allen
Mount Vernon
Campbellsville
Knott
Greensburg
Whitesburg
Jenkins
Somerset
London
Columbia
Jamestown
Corbin

- Community Trust Bank Branch Office
- Community Trust & Investment Office

77 branch locations serving 33 counties throughout Kentucky and West Virginia

Market Analysis

Competitive Position

- 2nd largest Kentucky domiciled bank holding company
- 7th largest bank in Kentucky in terms of deposit market share for all FDIC insured institutions
- #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions

Economic Diversity

- Eastern Kentucky Region
  - Energy - coal and natural gas production
  - Tourism
  - Regional retail and legal center
  - Indirect lending
- Central Kentucky Region
  - Service based university cities
  - 1-4 family residential construction lending
  - Equine lending
  - Light manufacturing
  - Toyota manufacturing
- Northeastern Region
  - Coal distribution/mining
  - Electric power generation
  - Chemical production
  - Light manufacturing
  - Agricultural base-cattle/tobacco
- South Central Region
  - Tourism lending
  - Light manufacturing
  - Retail distribution hub

Operational Philosophy

- Executive Management and Board of Director Commitment to Corporate Governance
- Local Market Presidents
- Decentralized decision making
- Centralized operations and risk management
- Specialized product offerings
- Maximized use of technology

Traditional Community Banking
Focused on Retail and Commercial Products & Services

Retail

- Traditional Home Mortgages
  - Portfolio
  - Service Retained
  - $3.154m Mortgage Servicing Rights
- Personal Loans
- Indirect Auto Loans
- Equity Lines of Credit
- Deposit Products & Services
- Internet Banking
- Brokerage and Personal Trust Services
- ATMs/Debit Cards

Commercial

- Small Business Loans
- USDA Loans
- SBA Loans
- Auto Floor Plans
- Commercial Real Estate
- 1 – 4 Family Real Estate Development
- Energy Lending (Coal & Natural Gas)
- Corporate Trust Services
- Cash Management Services

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	39 years	39
Mark A. Gooch	CTB President and CEO	27 years	27
Tracy E. Little	CTIC President and CEO	34 years	5
Kevin J. Stumbo	EVP/Controller	21 years	13
Steven E. Jameson	EVP/Risk Manager	23 years	4
James J. Gartner	EVP/Chief Credit Officer	40 years (17 at OCC)	6
James B. Draughn	EVP/Operations	15 years	15
Michael S. Wasson	EVP/C KY President	37 years	8
Richard W. Newsom	EVP/E KY President	25 years	25
Ricky Sparkman	EVP/SC KY President	23 years	14
Larry W. Jones	EVP/NE President	40 years	6

Challenges are Opportunities

- Unprecedented market disruption: less impact for traditional community banking model
- Government involvement/investment in banking industry
- Opportunities for "healthy" and well managed banks
- TARP capital is cheap and provides increased growth/ acquisition capability without raising capital in open market

Performance Summary

	YTD 2008	Normalized 2008	2007	2006	2005
EPS	$1.11	$1.73	$2.42	$2.59	$2.31
ROAA	0.76%	1.19%	1.23%	1.33%	1.22%
ROAE	7.16%	11.22%	12.45%	14.51%	13.98%
Net Int. Margin	3.95%	3.95%	3.90%	4.02%	4.03%
Efficiency Ratio	57.43%	56.64%	57.62%	56.67%	56.83%
Nonperf. Loans	2.13%	2.13%	1.43%	0.66%	1.02%
Net Charge-offs	0.36%	0.36%	0.27%	0.29%	0.37%
As a % of Average Assets:					
Nonint. Income	1.28%	1.28%	1.23%	1.11%	1.19%
Nonint. Expense	2.84%	2.80%	2.79%	2.73%	2.79%

YTD 2008 information annualized as of 9/30/2008 except EPS

Normalized 2008 adjusted for other than temporary impairment charges for auction rate securities

Earnings Review

Earnings Per Share



$1.95
$2.09
$2.31
$2.59
$2.42
5.7%
2003
2004
2005
2006
2007
$1.80
$1.11
$1.73
Sep '07
Sep '08
Sep '08 Norm.*

- Earnings per share decreased 6.6% in 2007
- 5.7% 5-year compound growth rate for EPS
- Normalized EPS as of 9/30/08 1.73%
- 2008 EPS projected at $1.66 to $1.69 per share
- 2008 normalized EPS projected at $2.30 to $2.32 per share

**Adjusted for other than temporary impairment charges for auction rate securities*

Net Income

(in millions)


$28.9
$31.0
$34.4
$39.1
$36.6
5.8%
2003
2004
2005
2006
2007
$27.4
$16.6
$26.0
Sep '07
Sep '08
Sep '08 Norm.*

- Normalized net income as of 9/30/08 $26.0 million
- 2008 projected net income $24 million to $26 million
- 2008 projected normalized net income $33 to $35 million

**Adjusted for other than temporary impairment charges for auction rate securities*

Freddie Mac/Fannie Mae Impact on CTBI

- At June 30, 2008, CTBI held $14.9 million in Freddie Mac and Fannie Mae pass-through auction rate securities which had an unrealized loss of $0.5 million.

- As a result of the U.S. Treasury placing Freddie Mac and Fannie Mae into conservatorship on September 7, 2008, the value of these investments decreased materially resulting in a $13.5 million other than temporary impairment charge to earnings on these securities.

- Also, as a result of this action, CTBI recorded a $0.8 million charge relative to trust activity for which it had financial responsibility.

Revenues



$121.0
$127.1
$136.7
$140.3
$142.6
$124.6
4.0%
2003
2004
2005
2006
2007
2008*

- 4.0% compound growth rate for revenues for the past five years
  - 2007 revenues increased 1.6%
- 2008 projected revenues of $128 million to $130 million
- Normalized annualized revenues as of 9/30/08 $142.7 million

**Sep 08 annualized*

Noninterest Income

as a % of Total Revenue

(in millions)



$36.4
$33.9
$33.5
$32.6
$36.6
$19.4
$37.4
32%
26%
21%
15%
2003
2004
2005
2006
2007
Sep '08
Sep '08 Norm.
Noninterest Income
% of Total Revenue

- **2007 noninterest income**
  - **Increase in deposit fees**
  - **Change in mortgage loan activity**
  - **Stable brokerage revenue**
  - **Increase in trust revenue**
- **2008 projected noninterest revenue from 17% to 19% of total revenue**
- **Normalized annualized noninterest income as of 9/30/08 $37.4 million or 26.2% of total revenue**

Sep '08 annualized

Sep '08 Norm. adjusted for $13.5 million charge for FNMA/FHLMC securities

Net Interest Margin



3.86%
3.81%
4.02%
3.78%
4.00%
3.59%
3.88%
3.32%
3.97%
Sep '07
Dec '07
Mar '08
Jun '08
Sep '08
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 9/30/08 -2.50%
- % of assets repricing
  - Within 30 days 38.55%
- % of liabilities repricing
  - Within 30 days 21.48%
  - Within 90 days 33.34%
  - Within 180 days 46.56%

Sep '08 peer data not available

Balance Sheet Review

Total Assets

(in billions)


$2.48
$2.71
$2.85
$2.97
$2.90
$2.92
2003
2004
2005
2006
2007
Sep '08

- Total assets decreased 2.3% during 2007 to $2.90 billion
  - Loan growth $60.4 million
  - Deposit decline $50.7 million
  - Investment portfolio decline $109.2 million
- Total assets are expected to increase – $30 million to $35 million in 2008

Total Loans



(in billions)
$1.74
$1.90
$2.11
$2.17
$2.23
$2.32
2003
2004
2005
2006
2007
Sep '08

- 2008 projected loan growth $110 to $120 million

Loan Portfolio Mix



September 30, 2008
Consumer 20%
Comm R/E 35%
R/E Mortgage 29%
Comm Other 16%

Net Charge-offs

as a % of average loans



0.48%
0.25%
0.35%
0.19%
0.37%
0.15%
0.29%
0.13%
0.27%
0.24%
0.36%
0.39%
2003
2004
2005
2006
2007
Sep '08
CTBI
Peer

Sep '08 annualized

'08 Peer Data as of 6/30/2008

Net Charge-offs by Loan Category



34%
40%
15%
11%
Commercial
Mortgage
Consumer
Indirect

Nonperforming Loans

as a % of Total Loans



0.97%
1.06%
1.02%
0.66%
1.43%
2.13%
2003
2004
2005
2006
2007
Sep '08

Nonperforming Loan Mix

September 30, 2008



Consumer 1%
R/E Mortgage 18%
Comm Other 25%
Comm R/E 56%

Loan Loss Reserve

as a % of net loans



1.42%
1.38%
1.42%
1.30%
1.40%
1.24%
1.27%
1.17%
1.26%
1.21%
1.29%
1.31%
2003
2004
2005
2006
2007
Sep '08
CTBI
Peer

'08 Peer Data as of 6/30/2008

Total Deposits

including Repurchase Agreements

(in billions)


$2.16
$2.23
$2.38
$2.50
$2.45
$2.43
2003
2004
2005
2006
2007
Sep '08

- Total deposits including repurchase agreements are expected to remain relatively stable for 2008

Total Deposits

including Repurchase Agreements

September 30, 2008


Repurchase Agreements 6%
Noninterest Bearing 19%
Other Time 5%
NOW 1%
CDs <$100K 26%
MMDA 17%
Savings 8%
CDs >$100K 18%

Managing Liquidity through Innovative Products



It's Back!!!
HOOPS®
Certificate of Deposit
The CD with more Points!
Community Trust® Bank
building communities...built on trust®
Member FDIC

- 12 Month Certificate of Deposit: April 1st through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

- **Volume varies as needs vary:**
  - 2003 $ 92,856,000
  - 2004 $ 134,985,000
  - 2005 $ 196,788,000
  - 2006 $ 191,555,000
  - 2007 $ 158,001,000
  - 2008 $ 228,143,000 as of 10/31/2008

Shareholder Value

103 Years of Increasing Investment Return

- Formation of bank holding company 1981
- 12 stock splits
- 9 stock dividends
- 28 years of consecutive increases in cash dividends
  - $0.01 per share increase effective December 15, 2008
- 5-year compound growth rate of cash dividends 11.3%
- Stock selected in 2006 for listing in the new NASDAQ Global Select Market and included in the NASDAQ Dividend Achievers Index

Dividends Per Share



$0.75
$0.87
$0.98
$1.05
$1.10
$1.17
11.3%
2003
2004
2005
2006
2007
2008*

- Cash dividend payout ratio 40% to 50%
- September 30, 2008 cash dividend yield 3.57%

*2008 is projected DPS

Shareholders' Equity



(in millions)
$221.4
$236.2
$253.9
$282.4
$301.4
$305.0
7.6%
2003
2004
2005
2006
2007
Sep '08

- Shareholders' equity has increased 36.1% during the past five years
- 7.6% compound growth rate for the past five years
- 2008 shareholders' equity projected at $308 - $310 million

Total Market Capitalization


(in millions)
$310.5
$406.5
$461.2
$629.5
$414.2
$502.8
2003
2004
2005
2006
2007
2008

All data is as of year-end except 2008 which is based upon stock price on October 31, 2008

Comparable Group Analysis

Selected Regional Commercial Banks (1)

	CTBI	Peer
LTM ROAA	0.89%	0.38%
LTM ROAE	8.42%	4.20%
Efficiency Ratio	56.25%	63.53%
NPAs/Assets	1.39%	1.39%
Total Equity/Total Assets	8.39%	6.88%
Tier 1 Leverage	10.45%	8.54%
Total Risk Based Capital	14.36%	12.13%
Current Dividend Yield	3.5%	2.7%

Financial data as of September 30, 2008

(1) Consists of publicly-traded commercial banks with total assets of $2.0 - $4.0 billion headquartered in the following states: IL, IN, KY, OH, TN, VA and WV
Data Source: SNL Financial

2008 Key Strategic Initiatives

2008 Operational Initiatives

Attaining our 2008 corporate goals

- Working through our asset quality issues
- Focus on core banking business
- Internal growth and expansion through new branches and acquisitions
- Continued expansion of trust and brokerage services
- Improved management and customer information
- Continued expansion of profitable product lines

2008 Operational Challenges

Major impacts on 2008 corporate goals

- The U.S. economy
- Action by the U.S. Government to manage current economic issues
- Loan growth
- Asset quality
- Net interest margin
- Noninterest income
- Profitable deposit growth driven by liquidity needs
- Management of noninterest expense

CTBI's Franchise Value

- History of solid investor returns
- Community banking strategy
- Historical ability to grow and have good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - De nova branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees
- Our shareholders

"Building Communities…

Built on Trust"



Community Trust® Bancorp, Inc.

Member FDIC

